UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 30, 2015
Date of Report (Date of earliest event reported)

4Cable TV International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53983	80-0955951
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

1248 Highway 501 Business
Conway, South Carolina 29526

(Address of Principal Executive Offices)

1-843-347-4933

 (Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 3, 2015, 4Cable TV International, Inc., a Nevada corporation (the “Company”) received confirmation of the acceptance by the Nevada Secretary of State of the Company’s Certificate of Amendment to its Articles of Incorporation (the “Amendment”).  The Amendment includes the authorization of 310,000,000 shares of capital stock, par value $0.001 per share, 300,000,000 of which are designated as Common Stock and 10,000,000 of which are designated as Preferred Stock.  As set forth in Item 5.07 below, the Company’s shareholders approved the Amendment at a special meeting of shareholders held on January 30, 2015.  A copy of the Amendment is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 30, 2015, the Company held a special meeting of shareholders (the “Special Meeting”) to approve: (i) the Amendment described in Item 5.03 above (“Proposal 1”); and (ii) the Company’s Amended and Restated 2014 Equity Incentive Plan (“Proposal 2”).  The Company’s Board of Directors previously approved Proposals 1 and 2 subject to shareholder approval.

The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constituted a quorum for the transaction of business at the Special Meeting.  As of the record date, December 31, 2014, there were 46,690,000 shares of the Company’s common stock outstanding.  At the Special Meeting, there were 35,008,003 shares, or approximately 74.98%, of common stock represented in person or by proxy.

Set forth below are the final voting results for each proposal submitted to a vote of the shareholders at the Special Meeting.  For more information on the following proposals, see the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on January 20, 2015.

Proposal 1:
To approve a proposed amendment to our Articles of Incorporation to increase the authorized number of shares of common stock available for issuance from 90,000,000 to 300,000,000 shares of common stock, par value $0.001 per share.

For	Against	Abstain
35,008,003	-	-

Proposal 2:	To approve the Amended and Restated 2014 4Cable TV International, Inc. Equity Incentive Plan.

For	Against	Abstain
35,008,003	-	-

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment to Articles of Incorporation
99.1	Amended and Restated 2014 4Cable TV International, Inc. Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4CABLE TV INTERNATIONAL, INC. a Nevada corporation

Dated: February 3, 2015	By:	/s/ Steven K. Richey
Steven K. Richey Chief Executive Officer